EXHIBIT 23.1







                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated June 2, 1998, except as to the stock split described in Note 12, which is as of September 1, 1998, relating to the financial statements of Value America, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/   PRICEWATERHOUSECOOPERS LLP
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McLean, Virginia

January 21, 1999